Randy Gress - Chief Executive Officer
Innophos Holdings, Inc.



OPPENHEIMER

6th Annual Industrials Conference

September 26, 2011

Innophos

Safe Harbor

- During the course of this presentation, management may make forward-looking statements regarding financial performance and future events.
- We will attempt to identify these statements by use of words such as expect, believe, anticipate, intend, and other words that denote future events. You should understand that, even though our forward looking statements are based on assumptions we believe are reasonable when made, they are still subject to uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
- We caution you to consider the important risk and other factors as set forth in the forward-looking statements section and in Item 1A risk factors in our Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission that could cause actual results to differ from those in the forward-looking statements as contained in this presentation.
- Forward looking statements made herein are summaries of previous public disclosures, do not represent revised guidance, and we do not undertake to revise or update them from the date or dates of previous disclosure.



Our Vision

To be the most successful,
most competitive and first choice
Specialty Phosphates company in the world

Innophos

Innophos: the Specialty Phosphates Leader in North America

Strong North American market positions across all Specialty Phosphates

- **# 1 in Specialty Ingredients**
- **# 2 in Food & Tech Grade PPA**
- **# 2 in STPP**

2010 Revenue by Product | **2010 Revenue by End Market**

Specialty Ingredients and Food and Tech Grade PPA



10%
11%
15%
64%
59%
41%

- Specialty Ingredients
- Food & Tech Grade PPA
- Tech STPP & Detergent Grade PPA
- GTSP & Other

- Pharma, Food & beverage, Oral Care
- Industrial & Others

- **Approximately 80% of sales are differentiated products of which roughly 60% serve diverse and stable consumer oriented end markets including pharmaceuticals, food, beverage and oral care applications**

Success in Food Ingredients Positions IPHS for Attractive Future Opportunities






- **Growth** - success in new geographies and demand from new consumer trends support ongoing growth
- **Margins** - focus on higher value market position supports strength and stability of earnings; implementation of comprehensive sourcing strategy has substantially reduced margin volatility
- **Cash** - strong FCF and low leverage positions IPHS to deliver shareholder value through organic investments, bolt-on acquisitions and dividends
- **Total Shareholder Return ~ 300% since 2006 IPO**

Innophos: Our Business & Markets

- **We primarily compete in the food ingredients space**

	64%	15%	11%	10%
Product Line	Specialty Ingredients	Food & Tech Grade PPA	Tech STPP & Detergent PPA	GTSP & Other
Key Markets	Pharma, Food, Beverage, Oral Care, Industrial	Beverage, Industrial	Detergents, Industrial Cleaning	Fertilizers
Comps	Food Ingredients	Specialty Chemicals	Specialty Chemicals	Fertilizer Companies

Note: Figures denote percentage of sales in 2010.

Specialty Ingredients Provide Key Functionality to a Broad Range of Everyday Products

Mineral Fortification



Bakery Leavening



Deli Meat Ingredients



Pharmaceutical Tablet Excipients



Toothpaste Abrasives



Asphalt Modifiers



Market	Specialty Ingredients Properties
Baking	Core ingredient in baking powder, enabling pancakes, cakes, muffins and biscuits to rise at rates tailored to specific product requirements
Meat & Seafood	Keeps meat or seafood moist and tender during processing, storage and cooking
Processed Cheese	Controls melting properties of cheese slices, blocks and shreds
Potatoes	Prevents unwanted discoloration during French fry manufacture
Beverage	Supplies required minerals (calcium, phosphorus, magnesium and potassium) to a broad range of beverages from soy milk to sports drinks
Pharmaceutical Excipients	Contributes essential minerals to nutritional supplements and through superior tableting performance allows for proper dosing of active ingredients
Oral Care	Provides abrasive properties to enable cleaning without damage to enamel
Asphalt	Improves road durability under both high- and low- temperature conditions
Horticulture	Specialized soluble nutrients for drip irrigation
Fire Safety	Ingredient in fire extinguishers for effective rapid extinguishing of flame and hot glow
Water Treatment	Prevents build-up of impurities in municipal and industrial water systems

Attractive Market Dynamics to Drive Ongoing Growth

Global Specialty Phosphates Growth Profile

- Global Specialty Phosphates 2009 market estimated at $6 billion in sales with estimated 2-3% annual growth rate
- Market growth estimated at population rates in U.S. and Canada
  - Consumer focus on reduced sodium and vitamin fortification are demand contributors
- Emerging market growth estimated at high single to low double digits
  - Growth of middle class leading to increased demand for convenience food
  - Diversification of emerging market diet
- STPP market now much smaller, further decline expected (11% of '10 IPHS sales)

Innophos Growth Profile

- Innophos targeting to continue growing approximately twice the market rate through
  - Strength of global leadership position in key differentiated Specialty Ingredients for food and industrial applications
  - Expanding geographically in high growth territories leveraging existing customer relationships
  - Strength of global customer relationships including increasing role in joint "open innovation" programs
- Innophos targeting to accelerate growth through bolt-on acquisitions

Focus on High-Growth, High-Value End Markets

- **Our focus on high-value end markets – that are less vulnerable to economic cycles – continues to be highly successful:**
  - Unmatched customer value delivery through product performance, technical support and quality of supply
  - Doubled existing food grade PPA capacity at Coatzacoalcos, Mexico facility enabling focus on multiple food markets
  - Ongoing debottlenecking of US & Canada Specialty Ingredients plants to satisfy growth as well as emerging consumer trends

- **Sales to pharma, food, beverage and oral care markets up 88% since '06 to 47% of sales in '10**

Historical Revenue by End Market



$750
$500
$250
$0
$ in millions
542
714
CAGR
7%
72
148
143
179
116
87
174
337
13%
-12%
5%
17%
2006
2010
Fertilizer & Horticulture
Detergents
Industrial
Pharma, Food, Beverage & Oral Care

Innophos

Strength of Customer Relationships

- **Long-term customer relationships spanning decades**
- **Unmatched customer value delivery through product performance, technical support and quality of supply**
  - Supports Innophos' ability to achieve value added pricing in line with environment
- **Increased adoption of Open Innovation models enables Innophos to be a true customer partner and an integral component of customers' longer-term product development processes**
  - Allows us to work closely with customers to develop products that are unique in the market and aligned with the consumer trends driving their businesses
  - Developing products to meet emerging trends in low-sodium foods and mineral fortification
- **Innophos also supports research and development efforts by partnering with universities and research institutions**
  - Putting the Company in a strong and effective technical position to support customers

The Emerging Market Opportunity

- **Leverage leading position in North American Specialty Phosphates to serve the emerging needs of new geographies**
- **Focus on high-growth, developing markets such as Latin America and Asia**
  - Improvement in Mexico production mix supports Latin American growth
  - China subsidiary formed to manufacture specialty ingredients focused on the developing food and beverage markets
- **Measured approach via local presence through direct sales supported by technical resources or distributor partners**
- **Seeing early success**
  - Export sales of Specialty Phosphates have increased to 18% of total Specialty Phosphates revenues in 2010, up from 12% in 2009
- **Substantial runway for growth as these markets develop**

Implementation of Comprehensive Supply Chain Strategy is Strengthening Industry Leading Capability



Phosphate Rock & Sulfur
Merchant Green Acid ("MGA") (fertilizer)
Purified Phosphoric Acid ("PPA")
Specialty Ingredients, STPP
Customer Applications
Sulfur
Rock Supply
PCS Geismar, LA
MGA Supply
Coatzacoalcos, Mexico
PCS Aurora, NC
Geismar
Coatzacoalcos Food Grade
Coatzacoalcos Detergent Grade
Food Grade Acid Supply
5 Dedicated Facilities Across North America
Coatzacoalcos Specialty Ingredients
Coatzacoalcos STPP Detergent Grade
Pharma, Food, Beverage, Oral Care
Industrial
Detergent, Personal Care
Fertilizer
GTSP & Other

Transitioned from single to multiple rock sourcing, evaluating our Mexican phosphate rock concessions

Coatzacoalcos food grade PPA capability more than doubled; provides critical back-up and/or additional supply to US/Canada

2011 Investments focused on increased calcium & potassium phosphate capacity, China investment and enhanced Coatzacoalcos FG capability

PCS = Potash Corporation of Saskatchewan Inc.

Innophos Facilities

Non-Innophos Supply Sources

Margins Improved and Stabilized Through Specialty Focus Leading to Enhanced Mix & Pricing

($ in millions except EPS)	2006	2007	2008	2009 Adjusted (1)	2010 Adjusted (2)	1H11 Adjusted (3)
Net Sales	$542	$579	$935	$667	$714	$399
EBITDA *% Margin*	$78 *14%*	$95 *16%*	$349 *37%* (4)	$186 *28%*	$165 *23%*	$92 *23%*
Operating Inc. *% Margin*	$31 *6%*	$48 *8%*	$299 *32%*	$134 *20%*	$116 *16%*	$70 *17%*
Diluted EPS	($0.39)	($0.27)	$9.54	$3.10	$2.90	$2.01

(1) Adjustments ($ millions pretax) - $7.1 supplier dispute settlement

(2) Adjustments ($ millions pretax) - $21.0 Mexican water duties, $10.8 call premiums & accelerated deferred financing

(3) Adjustments ($ millions pretax) - $(1.8) EBITDA and $(3.9) Operating Income for Mexican water duties

(4) 2008 Margins benefited from success in achieving significant selling price increases following rise in market prices for raw materials. Increases in contract prices for raw materials largely delayed by pricing terms to 2009.

Strong Balance Sheet and ROIC Improvement Over Last Three Years

($ in millions)	2006	2007	2008	2009	2010	2Q11
Gross Debt	$400	$385	$383	$246	$149	$142
Net Debt	$369	$369	$257	$114	$85	$62
Stockholders' Equity	$61	$45	$243	$295	$331	$370
ROIC (1)	2%	5%	46%	20%	18%	19%

- **$246 million of notes redeemed in 2010 with on hand cash and implementation of a new five year bank credit facility permitting up to $225 million of borrowing**
- **Annualized interest expense improved by $17 million ($.47 per share) as of 4Q10**

(1) 2009/2010 calcultations adjusted for the effects of the previously noted charges for the supplier dispute settlement, Mexican water duties, call premiums and accelerated deferred financing; 2011 based on LTM P&L

Coming Off Strong Underlying Volume Trends for 2010; Expect Continued Strength in 2011

- **Specialty Phosphates volume increase of 18% for 2010; Mexico up 28% and US/Canada up 16%**
- **Expect 2011 total Specialty Phosphates revenues to grow 13-14%; 5-6% from volume and 8% from price**
- **Volume growth in 2011 driven by market growth, new product launches for consumer products in US/Canada to meet emerging trends and increased focus on food and beverage markets for Mexico business growth outside of North America**
- **Expect significant revenue increase for GTSP & Other in 2011 on higher volume and pricing**
  - GTSP & other volume driven primarily by optimizing Coatzacoalcos PPA operation and consequent co-product production. In favorable market environment such as expected in 2011, additional capacity available for co-product production.

Expect Specialty Phosphates Margins of 16% in '11 Price Increases to Address Rising Raw Material Costs

- **Strong fertilizer demand since early 2010 creating inflationary pricing conditions for key Innophos raw materials, primarily phosphate rock and sulfur**
  - Higher input prices increased COGS by $14 million per quarter vs. 2Q10, $9 million of this increase occurred in 2Q11
  - Market prices for raw materials expected to increase beyond 2Q by a further $10-15 million per quarter which will take affect primarily in 3Q
- **Business has demonstrated ability to offset higher raws with selling price increases**
  - From end '07 to '10, achieved ~ 40% higher average US/Can pricing, despite partial reversal of '08 increases in '09
  - Multiple price increases implemented in each quarter since 4Q10
  - Further price increases already announced targeted to offset impact of additional inflation beyond 2Q
- **2011 OI dollar/ton margins expected to be maintained versus 2010, % margin lower at 16% for Specialty Phosphates reflecting price increase impact on revenue; GTSP & Other margins higher at 15%**
  - 1Q11 as expected 1-2 points higher due to price increases ahead of impact on cost of goods sold from raw material cost increases
  - 2H SP margins expected to average 15% on higher selling prices offsetting raw material cost increases

Priority for Capital is Growth; Both Internally and Through Appropriate Acquisitions

Internal Investments

- Capex at $31m for 2010, expect $35-40m in 2011
  - China investment
  - Enterprise Resources Planning ("ERP")
  - Upgrading Mexico food grade capability
  - Debottlenecking US/Canadian plants for high margin products
  - Facilitating multi-rock sourcing strategy, increasing supply chain flexibility and reducing risk

Acquisitions

- Several acquisition projects under review, likely "bolt-on" in nature targeted to:
  - Strengthen core market positions
  - Add adjacent technologies
  - Extend presence in new geographies

Dividends & Buybacks

- Quarterly dividend increase to 25c/sh is supported by strong cash flow
- Recently announced 5 year $50m share buyback program
- Primary focus remains investing for growth

In Summary…

- IPHS is the leading provider of Specialty Phosphates, primarily as food ingredients, with strong market positions and a competitive supply chain
- Growth is being delivered through success in new geographies and innovation aligned with consumer trends - resulting in above-market growth rates
- Strong margins through focus on higher value market positions supports strength and stability of earnings
- Cash flow generation, and low leverage, position IPHS to deliver shareholder value through organic investments, bolt-on acquisitions and dividends

Appendix

US/Can Volumes Still Strong; Mexico 2Q11 Affected by Production Issues Following 1Q11 Planned Outage



Specialty Phosphates Trade Revenue & Volume
Sales Revenues in $ millions
$300
$250
$200
$150
$100
$50
$0
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Volume trendline
US & Canada Sales
Mexico Sales
US & Canada Vol
Mexico Vol

5th Consecutive Quarter $30m+ OI; 1Q11 Benefit from Selling Price Increases Ahead of Raw Material Cost Increases



Innophos Operating Income
* Excludes Extraordinary Items
USD in millions
$120
$100
$80
$60
$40
$20
$0
($20)
11 12 12 (4) 10 13 18 6 23 90 113 73 55 32 28 19 22 33 30 32 37 33
Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409* Q110 Q210 Q310* Q410* Q111* Q211*
US & Canada
Mexico
Total
Note: Mexico figures include both Specialty Phosphates and GTSP & Other

September 26, 2011

Innophos



OPPENHEIMER

6th Annual Industrials Conference

September 26, 2011